ACCOUNTS PAYABLE AND OTHER	12 Months Ended
Dec. 31, 2019
Payables and Accruals [Abstract]
ACCOUNTS PAYABLE AND OTHER	ACCOUNTS PAYABLE AND OTHER

at December 31	2019	2018
(millions of Canadian $)

Trade payables	3,314	3,224
Regulatory liabilities (Note 11)	696	591
Fair value of derivative contracts (Note 25)	115	922
Unredeemed shares of Columbia Pipeline Group, Inc.	—	357
Other	419	314
	4,544	5,408

On October 22, 2019, TC Energy made a payment to dissenting Columbia Pipeline Group, Inc. shareholders in the amount of $373 million (US$284 million), representing the appraised value of their shares pursuant to a court decision, which affirmed the original Columbia Pipeline Group, Inc. share purchase price of US$25.50 per share.